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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 APRIL 22, 2005
              ----------------------------------------------------
                Date of report (Date of earliest event reported)


                           SMITHWAY MOTOR XPRESS CORP.
        ---------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


           NEVADA                     000-20793                 42-1433844
---------------------------  --------------------------   ----------------------
  (State of Incorporation)    (Commission File Number)       (I.R.S. Employer
                                                            Identification No.)


            2031 QUAIL AVENUE
            FORT DODGE, IOWA                                      50501
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  (Address of Principal Executive Offices)                      (Zip Code)

                                 (515) 576-7418
          ------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
        -----------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On April 22, 2005, we reported our financial results for our fiscal quarter ended March 31, 2005. This press release is furnished as Exhibit 99 hereto. In the press release, we provide net earnings and the related per share amount excluding the effects of tax-free life insurance proceeds and operating revenue excluding fuel surcharge revenue. These measures are not in accordance with, or an alternative for, generally accepted accounting principles and may be different from operational income, operational revenue and per share measures used by other companies. We believe that the presentation of these measures provide useful information to investors regarding business trends relating to our financial condition and results of ongoing operations.



ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibit

          99     Press Release dated April 22, 2005





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     SMITHWAY MOTOR XPRESS CORP.


Date:  April 22, 2005                /s/  Douglas C. Sandvig
                                     ------------------------------------------
                                          Douglas C. Sandvig
                                          Senior Vice President,
                                          Chief Financial Officer and Treasurer





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                                  EXHIBIT INDEX


No.   Description                                                   Manner of Filing
---   -----------                                                   ----------------
99    Press Release dated April 22, 2005..........................  Filed Electronically